UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CEVA, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CEVA, INC.

2033 Gateway Place, Suite 150

San Jose, California 95110

Notice of Annual Meeting of Stockholders

To be held on May 5, 2004

To the stockholders of CEVA, Inc.:

The annual meeting of stockholders of CEVA, Inc., a Delaware corporation, will be held on Wednesday, May 5, 2004 at 10:00 a.m., local time, at The Drake Hotel, 440 Park Avenue, New York, New York 10022, for the purpose of considering and voting upon the following matters:

1.	To elect nine directors;

2.	To approve an amendment to the 2002 stock incentive plan increasing from 1,800,000 to 3,300,000 the number of shares of common stock reserved for issuance under the plan and adding a per participant limit;

3.	To ratify the selection of Ernst & Young Chartered Accountants as independent auditors of the company for the current fiscal year; and

4.	To transact such other business as may properly come before the annual meeting, including any postponements or adjournments thereof.

Our board of directors has no knowledge of any other business to be transacted at the annual meeting.

We are enclosing a copy of our annual report to stockholders for 2003 with the proxy statement that accompanies this notice of meeting. The annual report contains consolidated financial statements and other information of interest to you.

Holders of record of our common stock at the close of business on March 25, 2004 are entitled to receive this notice and to vote at the annual meeting.

We urge you to attend the annual meeting in person. However, in order to make sure that you are represented at the annual meeting, we also urge you to complete, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.

By order of the Board of Directors,

/s/ Chester J. Silvestri

Chester J. Silvestri

President, Chief Executive Officer and

Chairman of the Board of Directors

March 26, 2004

San Jose, California

CEVA, INC.

Proxy Statement

For the Annual Meeting of Stockholders

To be held on May 5, 2004

This proxy statement is furnished to you in connection with the solicitation of proxies by our board of directors for the annual meeting of stockholders to be held on Wednesday, May 5, 2004 at 10:00 a.m., local time, at The Drake Hotel, 440 Park Avenue, New York, New York 10022, including any postponements or adjournments thereof.

The notice of the annual meeting, this proxy statement, our annual report to stockholders for 2003, and the enclosed proxy card are first being mailed to stockholders on or about April 1, 2004. The enclosed annual report incorporates our annual report on Form 10-K for 2003, including financial statements and financial statement schedules, but excluding exhibits, as filed with the Securities and Exchange Commission. Please contact us in writing if you did not receive a copy of our annual report to stockholders, and we will furnish you with a copy at no charge. We will provide, upon the written request of any of our stockholders as of the record date for the annual meeting and payment of an appropriate processing fee, copies of the exhibits to our annual report on Form 10-K. Please address your request to CEVA, Inc., 2033 Gateway Place, Suite 150, San Jose, California 95110, Attention: Corporate Secretary. Our annual report on Form 10-K, and the exhibits thereto, may also be accessed at www.sec.gov.

Voting of Proxies

All shares held by stockholders who are entitled to vote and who are represented at the annual meeting by properly executed proxies received prior to or at the annual meeting will be voted in accordance with the instructions indicated on the proxy card, unless it is revoked prior to the vote. If a proxy card does not specify how the proxy is to be voted with respect to a particular matter, the shares will be voted “FOR” approval of the matter.

A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:

•	file with the corporate secretary of the company, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•	duly execute a later dated proxy relating to the same shares and deliver it to the corporate secretary of the company before the taking of the vote; or

•	attend the annual meeting and vote in person. Attendance at the annual meeting, if a stockholder does not vote, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: CEVA, Inc., 2033 Gateway Place, Suite 150, San Jose, California 95110, Attention: Corporate Secretary.

If a stockholder indicates on a proxy that the shares should be voted “FOR” approval of the matters presented at the annual meeting, the proxies will have discretion to vote the shares on any other matters which are properly presented at the annual meeting for consideration, including a motion to adjourn the annual meeting to another time or place for the purpose of soliciting additional proxies, unless a stockholder withholds authorization for the proxies to use their discretion.

Stockholders Entitled to Vote

Our board of directors has fixed March 25, 2004 as the record date for determination of stockholders entitled to vote at the annual meeting. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting. On March 25, 2004, there were 18,379,757 shares of our common stock outstanding and entitled to vote. Each share of common stock will have one vote for each matter to be voted upon at the annual meeting.

Votes Required

The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Shares of common stock held by stockholders present in person or represented by proxy, including shares held by stockholders that abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for purposes of determining whether a quorum is present at the annual meeting.

If a broker does not have discretionary voting authority to vote shares for which it is the holder of record with respect to a particular matter at the annual meeting, the shares cannot be voted by the broker, although they will be counted in determining whether a quorum is present. Accordingly, these broker non-votes and abstentions would have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast on that matter (such as the election of directors and the ratification of the selection of our independent auditors).

The affirmative vote of the holders of shares representing a plurality of the votes cast by the holders of our common stock entitled to vote at the annual meeting is required for the election of directors, and the affirmative vote of the holders of shares representing at least a majority of the votes cast by the holders of our common stock entitled to vote at the annual meeting is required for the ratification of the selection of our independent auditors for the current fiscal year, the amendment of our 2002 stock incentive plan and other matters to be voted upon at the annual meeting.

All of our current directors, except for Chester J. Silvestri, Peter McManamon and Dan Tocatly, were initially appointed to our board of directors under the terms of a combination agreement, dated as of April 4, 2002, as amended, by and among us, DSP Group, Inc. and Parthus Technologies plc, pursuant to which we and Parthus combined our businesses. In connection with the combination agreement, we entered into voting agreements, dated November 1, 2002, with each of Eliyahu Ayalon, Kevin Fielding, Brian Long, William McCabe, Peter McManamon, Sven-Christer Nilsson, Issachar Ohana, Michael Peirce, Joan Scully, Gideon Wertheizer, Enterprise Ireland and Kelburn Limited. Pursuant to these agreements, these stockholders agreed, with respect to elections of members of the board of directors, to vote for CEVA nominees and, with respect to all other matters to be voted on by stockholders, to vote either in accordance with the recommendations of our board of directors or for or against any matter in the same proportion as the shares owned by all other stockholders. The voting agreements terminate on November 1, 2004 unless earlier terminated. Mr. Silvestri was appointed as a director by the board of directors concurrent with his appointment as president and chief executive officer of CEVA in June 2003, and Mr. McManamon was appointed as a director by the board of directors on April 25, 2003 and reelected by the stockholders in June 2003. William McCabe resigned as a director in October 2003. Dan Tocatly was appointed as a director by the board of directors in February 2004.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of January 31, 2004, regarding the beneficial ownership of shares of our common stock by (a) each person or entity known by us to own beneficially more than 5% of the outstanding shares of our common stock, (b) each of our “named executive officers,” as described in the Summary Compensation Table below, (c) each director and director nominee of the company, and (d) the directors and executive officers of the company as a group. The address of each of our directors and named executive officers is c/o CEVA, Inc., 2033 Gateway Place, Suite 150, San Jose, California 95110.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, (the “SEC”), and generally includes voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of January 31, 2004 are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding the options or warrants, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated by footnote, we believe that the persons named in this table, based on information provided by them, have sole voting and investment power with respect to the shares of common stock indicated.

	Shares Beneficially Owned			Options Included in Shares Beneficially Owned
Name of Beneficial Owner	Number		Percent	Number
5% Stockholders
Bottin International Investments Ltd.(1)	1,355,000		7.41%	—
Dermot Desmond(1)	1,355,000		7.41%	—
Gilder, Gagnon, Howe & Co., LLC(2)	1,040,492		5.69%	—
Brian Long	1,667,969	(3)	9.13%	—
Ollaberry Limited	1,521,556	(4)	8.32%	—
Royce & Associates, LLC(5)	1,869,799		10.23%	—

Directors and Executive Officers
Eliyahu Ayalon	709,819		3.85%	708,342
Elaine Coughlan	120,721		*	120,721
Kevin Fielding(6)	186,264		1.00%	176,806
Zvi Limon	10,850		*	10,850
Brian Long	1,667,969	(1)	9.13%	—
Bruce A. Mann	7,233		*	7,233
Peter McManamon(7)	453,614		2.48%	—
Sven-Christer Nilsson	8,705		*	8,705
Issachar Ohana	33,984		*	33,984
Louis Silver(8)	6,950		*	3,616
Chester J. Silvestri	—		—	—
Dan Tocatly	—		—	—
Gideon Wertheizer	180,122		1.00%	180,122
All directors and executive officers as a group (14 persons)	3,386,231		17.34%	1,250,379

*	Represents less than 1% of the outstanding shares of common stock.
(1)	Bottin International Investments Ltd. and Dermot Desmond filed a Schedule 13G with the Securities and Exchange Commission on March 17, 2003, reporting beneficial ownership of 1,355,000 shares of common stock as of March 7, 2003. The information contained in this table is derived from such filing. As stated in such Schedule 13G, Mr. Desmond owns 100% of the capital stock of Bottin and disclaims beneficial ownership of the shares of common stock held by Bottin, other than as a result of his ownership of Bottin. The address of Bottin International Investments Ltd. and Dermot Desmond is 57-63 Line Wall Road, Gibraltar.
(2)	Gilder, Gagnon, Howe & Co. LLC filed a Schedule 13G with the Securities and Exchange Commission on February 10, 2004, reporting beneficial ownership of 1,040,492 shares of common stock as of January 31, 2003. The information contained in this table is derived from such filing. The address of Gilder, Gagnon, Howe & Co. LLC is 1775 Broadway, 26th Floor, New York, NY 10019.
(3)	Includes 4,268 shares held by Mr. Long’s wife and 1,521,556 held of record by Mr. Long that are subject to a put and call option agreement between Mr. Long and Ollaberry Limited, an Isle of Man limited company that is an affiliate of Mr. Long.

(4)	Consists entirely of shares held beneficially and of record by Mr. Long that are subject to a put and call option agreement between Mr. Long and Ollaberry Limited The address for Ollaberry Limited is Samuel Harris House, 5-11 St. Georges Street, Douglas, Isle of Man IM99 ISN.
(5)	Royce & Associates, LLC filed a Schedule 13G/A with the Securities and Exchange Commission on January 29, 2004, reporting beneficial ownership of 1,867,799 shares of common stock as of January 31, 2003. The information contained in this table is derived from such filing. The address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York 10019.
(6)	Mr. Fielding resigned as a director and as chief executive officer on April 7, 2003.
(7)	Includes 454 shares held by Mr. McManamon’s daughter.
(8)	Excludes 666 shares held by the Theodore J. Silver Trust and 2,666 shares held by the Adrienne Silver Trust. Mr. Silver disclaims beneficial ownership of such shares.

PROPOSAL 1—ELECTION OF DIRECTORS

Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect as directors the nine nominees named below, all of whom are currently directors of CEVA. Each director will be elected to hold office until the 2005 annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve on our board of directors, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that any of the nominees will be unable to serve if elected. The proxy may not be voted for more than nine directors.

Set forth below for each director is information with respect to his (a) name and age, (b) positions and offices at the company, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of other publicly held companies and (e) the year such person became a director of the company.

Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Eliyahu Ayalon	61	1999	Mr. Ayalon served as chairman of our board of directors from November 2002 to February 2004 and has served as a member of our board of directors since November 1999. Mr. Ayalon also served as our chief executive officer from November 1999 to January 2001. Mr. Ayalon has served as president, chief executive officer and a member of the board of directors of DSP Group, Inc. since April 1996. In January 2000, Mr. Ayalon was appointed to serve as chairman of the board of directors of DSP Group.

Brian Long	47	2002	Mr. Long has served as vice chairman of our board of directors from November 2002. He served as chief executive officer and a member of the board of directors of Parthus Technologies plc from 1993 until November 2002, and was one of the co-founders of Parthus. Mr. Long has served as chief executive officer of Seer Partners Ltd., an investment company since January 2004.

Zvi Limon(1)(3)	45	1999	Mr. Limon has served as a member of our board of directors since November 1999. He has served as a director of DSP Group, Inc. since February 1999. Mr. Limon is currently self-employed. He served as chairman of Limon Holdings Ltd., a consulting and investment advisory firm, from October 1993 to September 1998. He has served as Vice President of MCF Advisor Ltd., a consulting and investment advisory firm, since September 1998.

Bruce A. Mann(2)	69	2001	Mr. Mann has served as a member of our board of directors since April 2001. Mr. Mann has been a partner of Morrison & Foerster LLP since February 1987.

Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Peter McManamon	55	2003	Mr. McManamon was appointed by our board of directors as a member of the board on April 25, 2003 to fill the vacancy created by the resignation of Mr. Fielding. He served as chief financial officer of Parthus Technologies plc from 1993 until March 2001, executive vice president of corporate development of Parthus from March 2001 until November 2002 and a member of the board of directors of Parthus from 1993 until November 2002. He was also one of the co-founders of Parthus.

Sven-Christer Nilsson(1)(2)(3)	59	2002	Mr. Nilsson has served as a member of our board of directors since November 2002. He served as a member of the board of directors of Parthus Technologies plc from March 2000 until November 2002. He is a co-founder, partner and director of Startupfactory B.V., a venture capital and early-stage investor headquartered in Stockholm, Sweden. Between 1982 and 1999 he held various positions with Ericsson, the telecommunications equipment supplier, including president, Ericsson Radio Systems (Sweden), vice president, Mobile Switching Systems, executive vice president, Cellular Systems-American Standards, and, from 1998, chief executive officer. Mr. Nilsson also serves as a director of Telia Sonera AB and ASSA Abloy AB.

Louis Silver(1)(2)	50	1999	Mr. Silver has served as a member of our board of directors since April 2002. He has served as a director of DSP Group, Inc. since November 1999. Mr. Silver is self-employed. From August 2002 to July 2003, he acted as a corporate business development advisor to DSP Group. From September 1996 to July 2002, Mr. Silver served as an advisor and counsel to the Discount Bank & Trust Company.

Chester J. Silvestri	55	2003	Mr. Silvestri has served as a member of our board of directors and chief executive officer and president since June 2003 and as chairman of the board of directors since February 2004. He served as chairman of the board of directors and chief executive officer of Arcot Systems, Inc. from June 2000 to December 2003 and as chief operating officer of Tripath Technology, Inc. from March 1999 to March 2000.

Dan Tocatly	44	2004	Mr. Tocatly has served as a member of our board of directors since February 2004. Mr. Tocatly has served as co-chairman of FMR Computers & Software LTD., a software solutions company, since January 2002. Mr. Tocatly is a co-founder of the Magnum Group, a venture capital firm, and has served as its managing partner since 1997.

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominations Committee.

Board of Directors Meetings

Our board of directors held six meetings during 2003, including two by telephone conference and acted twice by written action. All directors, except William McCabe who resigned as a director in October 2003, attended at least 75% of the meetings of our board of directors during the period that they served on our board of directors. Our board of directors has determined that the following directors are independent pursuant to Section 4350 of the NASDAQ Stock Market rules: Zvi Limon, Bruce A. Mann, Sven-Christer Nilsson, Louis Silver and Dan Tocatly.

Board Committees

Our board of directors has established three standing committees—Audit, Compensation, and Nominations—each of which operates or will operate under a charter that has been approved or will be approved by the board. Current copies of each of the Audit and Compensation Committee’s charters are posted on the Corporate Governance section of our website, www.ceva-dsp.com. The Nominations Committee does not currently have a charter but anticipates approving a charter in May 2004. Once a Nominations Committee charter is adopted, we will post the charter on our website. In addition, a copy of the Audit Committee charter, as in effect on the date of this proxy statement, is attached as Appendix A.

Our board of directors has determined that all of the members of each of our board’s three standing committees are independent as defined under the new rules of The NASDAQ Stock Market that become applicable to us on the date of the 2004 annual meeting, including, in the case of all members of the Audit Committee, the additional independence requirements of Rule 10A-3 under the Exchange Act. In addition, all of the members of the Audit Committee are independent as defined by the rules of The NASDAQ Stock Market that apply to us until the date of the annual meeting.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent auditor;

•	overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from independent auditors;

•	reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent auditors and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 18 of this proxy statement).

Our board of directors has determined that we do not currently have an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K serving on our Audit Committee. It has been difficult for companies of our size to identify and retain an audit committee financial expert. Each member of our Audit Committee has demonstrated that he is capable of (i) understanding generally accepted accounting principles (“GAAP”) and financial statements, (ii) assessing the general application of GAAP principles in connection with the accounting for estimates, accruals and reserves, (iii) analyzing and evaluating financial statements, (iv) understanding internal controls and procedures for financial reporting, and (v) understanding Audit Committee functions, all of which are attributes of an audit committee financial expert under the rule adopted by the SEC. Given the business experience and acumen of Mr. Limon, Mr. Nilsson and Mr. Silver and their long standing service as members of our Audit Committee, our board of directors believes that Mr. Limon, Mr. Nilsson and Mr. Silver are qualified to carry out all duties and responsibilities of the Audit Committee. We are committed to seeking an Audit Committee member to meet the SEC requirements, but we can provide no assurance that we will be successful in doing so.

The members of the Audit Committee are Zvi Limon, Sven-Christer Nilsson and Louis Silver. Mr. Silver serves as the chairman of the Audit Committee. The Audit Committee met seven times during 2003, including four times by telephone conference.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining the CEO’s compensation;

•	reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans; and

•	reviewing and making recommendations to the board with respect to director compensation.

The members of the Compensation Committee are Bruce A. Mann, Louis Silver and Sven-Christer Nilsson. Mr. Mann serves as the chairman of the Compensation Committee. The Compensation Committee met one time during 2003, and, in addition, acted twice by written action.

Nominations Committee

The Nominations Committee’s responsibilities include identifying individuals qualified to become board members and recommending to the board the persons to be nominated for election as directors and to each of the board’s committees.

The members of the Nominations Committee are Zvi Limon and Sven-Christer Nilsson, who are independent according to NASD listing standards. The Nominations Committee was created in February 2004 and therefore did not meet during 2003.

Director Candidates

The process to be followed by the Nominations Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board.

In considering whether to recommend any particular candidate for inclusion in our board’s slate of recommended director nominees, the Nominations Committee will apply the criteria that will be attached to the committee’s charter. These criteria will include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The committee will not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

Stockholders will be able to recommend individuals to the Nominations Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominations Committee, c/o Corporate Secretary, CEVA, Inc., 2033 Gateway Place, Suite 150, San Jose, California 95110. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the committee or the board, by following the procedures set forth under “Stockholder Proposals for 2005 Annual Meeting and Nominations of Persons for Election to the Board of Directors”. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in our proxy card for the next annual meeting.

At the annual meeting, stockholders will be asked to consider the election of Dan Tocatly, who was appointed to the board on February 5, 2004 and has been nominated for election as director for the first time. Dan Tocatly was proposed to the board of directors by non-management directors, since the Nominations Committee was formed on February 5, 2004.

Communicating with the Independent Directors

The board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chairman of the Nominations Committee, with the assistance of our chief financial officer, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the Nominations Committee or the chief financial officer considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the board should address such communications to Board of Directors c/o Corporate Secretary, CEVA, Inc., 2033 Gateway Place, San Jose, California 95110.

Director Attendance at Shareholder Meetings

We have adopted a guideline providing that, in light of the geographic dispersion of the directors of CEVA, the directors’ attendance at the annual meeting of stockholders is encouraged but not required. Two directors attended the 2003 annual meeting of stockholders.

Director Compensation

Directors who are employees of our company do not receive any additional compensation for their services as directors. Directors who are not employees of our company receive an annual retainer of $40,000, payable in quarterly installments of $10,000 each. In addition, compensation for attendance at committee meetings of a face-to-face nature and on a telephonic basis is $1,000 per meeting. All directors are reimbursed for expenses incurred in connection with attending board and committee meetings. Our directors are eligible to participate in our 2003 director stock option plan and our 2002 stock incentive plan. In 2003, in connection with their service as directors of our company, Messrs. Limon, Mann, Nilsson and Silver were each granted options to purchase 51,000 shares of our common stock, and Mr. McManamon was granted an option to purchase 38,000 shares of our common stock.

Pursuant to our 2003 director stock option plan, each person who becomes a non-employee director shall automatically be granted an option to purchase 38,000 shares of common stock. On June 30 of each year beginning in 2004, each non-employee director will automatically be granted an option to purchase 13,000 shares of common stock if he has served on the board for at least six months and an option to purchase 13,000 shares of common stock for each committee of the board on which he has served as chair person for at least six months.

We entered into an employment agreement with Eliyahu Ayalon as of November 1, 2002, relating to Mr. Ayalon’s position as executive chairman of our board of directors. Mr. Ayalon resigned his executive position on July 31, 2003. Pursuant to the terms of his employment agreement, we paid Mr. Ayalon severance in the amount of $340,000, equal to two years’ salary plus salary paid in lieu of a twelve-month notice period, and will provide him with medical and pension benefits for two years; his options vested in full.

We entered into an employment agreement with Brian Long as of November 1, 2002 relating to Mr. Long’s position as executive vice chairman of our board of directors. Mr. Long resigned his executive position on July 31, 2003. Pursuant to the terms of his employment agreement, we paid Mr. Long severance in the amount of $335,897, equal to salary paid in lieu of a twenty-four month notice period, including any bonus awarded prior to the date of termination; his benefits will also continue for a 24-month period.

We entered into a letter agreement with Chester J. Silvestri, which is described under “Employment Agreements.”

On March 3, 2003, the board appointed Messrs. Nilsson and Limon as a subcommittee of independent directors to facilitate and implement our strategic goals, including having authority to engage a management recruitment firm for identification of a new chief executive officer and to provide support in connection with related strategic and transition issues. In consideration of these services, each of Messrs. Nilsson and Limon was granted an option on April 30, 2003 for the purchase of 180,000 shares of our common stock at an exercise prices of $4.25 per share.

Messrs. McManamon and Silver served as a subcommittee of the board with respect to matters related to our strategic reorganization and received $10,000 each in consideration of these services.

Transactions with Related Parties

In 2002, we entered into a licensing and royalty agreement with DSP Group, Inc. for our Bluetooth platform. We generated revenues of $383,000 from DSP Group during 2003.

One of our directors, Eliyahu Ayalon is a director and executive officer of DSP Group, Inc., and our directors Zvi Limon and Louis Silver are also directors of DSP Group. Until November 1, 2002, CEVA was a wholly owned subsidiary of DSP Group.

We occupy premises in Dublin under the terms of a lease with Veton Properties Limited. The lease has a term of 25 years from July 1, 1996 and a current annual rent of €762,000 (approximately $945,000). Brian Long and Peter McManamon, directors of CEVA, are minority shareholders of Veton Properties Limited.

One of our directors, Bruce Mann, is a partner of Morrison & Foerster LLP, who during 2003 acted as our legal counsel for intellectual property and licensing matters.

Legal Proceedings

To our knowledge, no material proceedings exist to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than 5% of any class of voting securities of CEVA, or any associate of any such director, officer, affiliate of CEVA, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of copies of reports filed by reporting persons pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from reporting persons that no Form 5 filing was required for such persons, we believe that, during 2003, the following filings required to be made by our reporting persons in accordance with the requirements of the Securities Exchange Act of 1934 were filed late:

Name of Reporting Person	Number of Late Reports and Transactions	Transactions That Were Not Reported On A Timely Basis
Eliyahu Ayalon	2	Termination of option and option grant in connection with option exchange program

Zvi Limon	1	Option grant

Sven Christer Nilsson	1	Option grant

Issachar Ohana	2	Termination of option and option grant in connection with option exchange program

Bat Sheva Ovadia	2	Termination of option and option grant in connection with option exchange program

Gideon Wertheizer	2	Termination of option and option grant in connection with option exchange program

Executive Compensation

Summary Compensation Table

The following table sets forth certain information concerning the compensation for each of the last three fiscal years of (i) persons serving as our chief executive officer and (ii) our other most highly compensated executive officers during 2003 (collectively, the “named executive officers”).

Summary Compensation Table

		Annual Compensation								Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary		Bonus			Other Annual Compensation(1)			Securities Underlying Options (2)		All Other Compensation(3)
Chester J. Silvestri President, Chief Executive Officer and Chairman	2003 2002 2001		$168,269 — —		$127,000 — —			— — —		$720,000 — —			— — —

Brian Long President and Chief Executive Officer; Executive Vice Chairman(4)	2003 2002 2001	$ $	109,190 29,750 —		— — —			$337,813 — —	(5)	— — —		$ $	74,410 4,500 —

Kevin Fielding President and Chief Executive Officer(6)	2003 2002 2001	$ $	133,537 49,000 —	$ $	104,160 88,200 —			$231,220 — —	(7)	— 175,670 —		$ $	363,692 7,300 —

Eliyahu Ayalon Executive Chairman (8)	2003 2002 2001	$ $ $	148,759 179,967 179,606	$ $	— 199,185 210,000	(10) (10)		$340,000 — —	(9)	361,674 741,673 50,000	*	$ $ $	80,000 2,790 4,627

Elaine Coughlan Chief Financial Officer(11)	2003 2002 2001	$ $	181,261 39,900 —	$	— 71,820 —			$223,259 — —	(12)	114,665 114,665 —	*	$ $	246,673 6,000 —

Issachar Ohana Vice President, World Wide Sales	2003 2002 2001	$ $ $	144,473 101,986 108,497	$ $ $	10,593 38,902 54,110	(14) (16)	$ $ $	197,210 23,172 22,706	(13) (15) (17)	28,934 38,517 —	*	$ $	18,863 5,659 —

Gideon Wertheizer Executive Vice President and General Manager, CEVA DSP Cores	2003 2002 2001	$ $ $	160,000 184,827 185,190	$ $ $	10,400 122,639 100,000	(18)		$20,596 — —		135,628 231,947 300,000	*	$ $ $	36,500 5,933 9,046

(1)	In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for the fiscal year.
(2)	Consists of shares underlying options to purchase our common stock granted during the fiscal year indicated.
(3)	Consists of contributions by CEVA under our pension plan (a defined contribution plan) or 401(k) contributions.
(4)	Mr. Long served as Chief Executive Officer from April 2003 until June 2003 and Executive Vice Chairman from November 2002 through July 2003.
(5)	Consists of severance payments of $335,897 and healthcare expenses.

(6)	Mr. Fielding served as Chief Executive Officer from November 2002 to April 2003.
(7)	Consists of severance payments of $230,888 and healthcare expenses.
(8)	Mr. Ayalon served as Executive Chairman from November 2002 through July 2004.
(9)	Consists of severance payments.
(10)	Includes that portion of the compensation received by Mr. Ayalon in his capacity as President and Chief Executive Officer of DSP Group, Inc. that was allocated to CEVA prior to its spin-off from DSP Group.
(11)	Ms. Coughlan joined CEVA as an executive officer in November 2002 and resigned in April 2003.
(12)	Includes severance payments of $222,853.
(13)	Consists of relocation, car, phone and meal allowances and a sales commission of $137,549.
(14)	Consists of sales commissions.
(15)	Includes $17,253 in car allowances.
(16)	Includes bonus amounts earned in 2001 and paid in 2002. Consists of sales commissions.
(17)	Includes $14,953 in car allowances and $6,517 in cellular phone allowances.
(18)	Includes bonus amounts earned in 2001 and paid in 2002.
*	Consists of options granted pursuant to the options exchange described below.

Stock Options

The following table sets forth information for each of the named executive officers with respect to the grant of options to purchase shares of our common stock during 2003.

Option Grants During 2003

Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
						5%	10%
Chester J. Silvestri(3)	720,000		19.48%	$6.63	9/6/13	$3,002,091	$7,607,889
Kevin Fielding	—		—	—	—	—	—
Brian Long	—		—	—	—	—	—
Eliyahu Ayalon(3)	361,674	*	9.79%	$9.82	7/19/07	$765,400	$1,648,316
Issachar Ohana(3)	28,934	*	0.78%	$9.82	10/26/07	$61,232	$131,866
Gideon Wertheizer(3)	135,628	*	3.67%	$9.82	1/22/08	$367,970	$813,118
Elaine Coughlan	114,665	*	0.03%	$9.82	5/22/05	$115,416	$236,462

(1)	Prior to November 1, 2002, the exercise price of options granted was based on the fair market value of our common stock as determined by our board of directors. Beginning November 1, 2002, the exercise price of options granted was the fair market value of our common stock based on the closing price of a share of common stock of the company on the date of grant as reported on The NASDAQ National Market.
(2)	Consists of amounts that may be realized upon exercise of the options immediately before the expiration of their respective terms, assuming the specified hypothetical compound rates of appreciation (5% and 10%) of the market value of our common stock on the date of the option grants over the term of the respective options. These numbers are calculated based on rules promulgated by the SEC and do not reflect our estimate of future stock price growth, if any. Actual gains, if any, on stock option exercises and common stock holdings are dependent, in part, on the timing of exercise and the future performance of our common stock.
(3)	Consists of options granted under our 2000 Stock Incentive Plan or our 2002 Stock Incentive Plan that are exercisable in installments over a four-year period, with 25% vesting on the first anniversary of the grant date and the remaining shares vesting monthly thereafter.
*	Consists of options granted pursuant to the options exchange described below.

Year-End Option Values

The following table sets forth information for each of the named executive officers with respect to the exercise of options, if any, to purchase shares of our common stock during 2003 and the number and value of options outstanding as of December 31, 2003.

Aggregated Option Exercises in 2003 and

Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Chester J. Silvestri	—	—	—	720,000	—	$2,721,600
Brian Long	—	—	—	—	—	—
Kevin Fielding	—	—	176,806	—	—	—
Issachar Ohana	—	—	31,864	6,653	$33,839	$3,556
Gideon Wertheizer	—	—	167,895	64,052	$156,046	$25,007
Eliyahu Ayalon	—	—	687,508	54,165	$719,691	—
Elaine Coughlan	—	—	120,721	—	$71,225	—

(1)	Based on the closing price ($10.41) of a share of common stock of CEVA, as reported on The NASDAQ National Market on December 31, 2003, less the exercise price.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2003:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
CEVA 2003 Director Stock Option Plan	242,000	$7.45	458,000
CEVA 2002 Stock Incentive Plan	1,795,955	6.63	4,045
CEVA 2000 Stock Incentive Plan	1,961,742	11.13	327,651
CEVA 2002 Employee Stock Purchase Plan	n/a	n/a	901,822
Equity compensation plans not approved by security holders
Parthus Technologies 2000 Share Option Plan	1,011,010	12.73	0
Total	5,010,707	$9.67	1,691,518

In connection with the adoption of the 2002 plan, the Company in good faith determined that no further grants would be made under the 2000 plan. We did not anticipate at the time of the adoption of the 2002 plan that we would undertake significant corporate and management realignments in 2003 and that substantial option grants would be made in connection with the hiring of new senior executive management, in addition to options held by exiting senior executive management. We also did not anticipate that substantial forfeitures of outstanding option grants would occur during 2003, and that the majority of the option grants forfeited would have been made under plans other than the 2002 plan making these forfeited shares unavailable for re-grant. Under these circumstances, our board of directors elected to grant further options under our 2000 plan to purchase up to 473,389 shares of common stock. Under no circumstance will options granted under the 2000 plan exceed either the total number of options authorized and reserved for issuance at the time of the combination with Parthus or the number of options forfeited under our option plans during 2003.

Report of the Compensation Committee on Executive Compensation

This report is submitted by the Compensation Committee of our board of directors, which is responsible for making recommendations concerning salary and incentive compensation for our executive officers and other key employees, and administering and granting stock options under our stock option plans to our executive officers. In addition, the Compensation Committee consults with our management regarding pension and other benefit plans and our compensation policies and practices.

General Compensation Policy

The Compensation Committee seeks to achieve the following three broad goals in connection with our executive compensation program:

•	to enable CEVA to attract and retain qualified executives;

•	to create a performance-oriented environment by rewarding executives for the achievement of CEVA’s business objectives and/or achievement in an individual executive’s particular area of responsibility; and

•	to provide executives with equity incentives in CEVA so as to link a portion of an executive’s compensation with the performance of CEVA’s common stock.

Components of Compensation

To achieve these goals, the executive compensation program includes:

•	base salary;

•	cash bonuses;

•	stock-based equity incentives in the form of participation in CEVA’s stock option plans;

•	deferred compensation;

•	executive perquisites;

•	severance arrangements;

•	change-in-control benefits; and

•	other forms of executive officer compensation.

General Factors for Establishing Compensation

The Compensation Committee reviews the executive compensation of industry peers with which CEVA competes for employees to compare the competitiveness of CEVA’s executive compensation packages. In addition to reviewing industry compensation levels, the Compensation Committee also considers a number of other factors in establishing the components of each executive officer’s compensation package, as summarized below.

Base Salary

Salaries for executive officers, including the chief executive officer, are generally determined on an individual basis by evaluating the following:

•	the executive’s scope of responsibility, performance, prior employment experience and salary history;

•	CEVA’s financial performance, including increases in its revenues and profits, if any; and

•	internal consistency within CEVA’s salary structure.

Incentive Compensation

The Compensation Committee believes that a bonus component for compensation to supplement base salaries of executive officers provides an important incentive that can be tied to achievement of corporate goals. The Compensation Committee intends to evaluate and establish appropriate bonus programs with respect to executive officers for 2004.

Long-term Incentive Compensation

Stock options are an element of the compensation packages of CEVA’s executive officers, including our chief executive officer, because they provide an incentive to executives to maximize stockholder value and because they reward the executives only to the extent that stockholders of CEVA also benefit. The Compensation Committee believes that it is to CEVA’s advantage to increase executive officers’ interest in CEVA’s future performance, as these employees share the primary responsibility for CEVA’s management and growth. The value of the stock options is derived from appreciation of CEVA’s common stock. In order to promote a longer term management focus and to provide an incentive for continued employment with CEVA, stock options generally become exercisable over a four-year period, with the exercise price being equal to 100% of the fair market value of CEVA’s common stock on the date of grant.

The size of the option grant made to each executive officer is based upon the following factors:

•	an evaluation of the executive’s past performance;

•	the total compensation being paid to the executive;

•	the anticipated value of the executive’s contribution to CEVA’s future performance;

•	the executive’s scope of responsibility;

•	the executive’s current position with CEVA;

•	the number of options awarded to the executive officer during previous fiscal years; and

•	comparability with option grants made to other CEVA executives.

In 2003, we granted stock options under our 2002 plan to Mr. Silvestri (to purchase 720,000 shares) and Ms. Russell, our chief financial officer (to purchase 225,000 shares). In addition, pursuant to the options exchange offer described below, we issued new options under our 2000 plan to Mr. Ayalon, Mr. Ohana and Mr. Wertheizer upon cancellation of existing options. See “Option Grants During 2003.”

Chief Executive Officer’s Compensation

Mr. Fielding served as our chief executive officer from November 1, 2002 to April 7, 2003. Pursuant to our employment agreement with Mr. Fielding, Mr. Fielding received a base salary of $133,537 for the period between January 1, 2003 and April 7, 2003.

On April 7, 2003, we entered into a severance agreement with Mr. Fielding pursuant to which Mr. Fielding resigned as chief executive officer and as a director of CEVA and we agreed to pay Mr. Fielding severance benefits and to accelerate his options as contemplated under his employment agreement. The severance agreement was approved by Messrs. Limon and Nilsson, who had been designated a special committee of the board for the purpose of reviewing and finalizing arrangements relating to Mr. Fielding’s resignation.

Mr. Long was appointed chief executive officer in April, 2003 while a special committee of the board consisting of Messrs. Limon and Nilsson conducted a search for new chief executive officer. Mr. Long, who was also executive vice chairman of the board of directors at the time, received a base salary of $109,190 in 2003.

Mr. Silvestri was appointed chief executive officer on June 9, 2003 and received a base salary of $168,269 for the period between June 9, 2003 and December 31, 2003.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, is not subject to the deduction limitation if certain requirements are met. In particular, income recognized upon the exercise of a stock option is not subject to the deduction limitation, if, among other things, the option was issued under a plan approved by the stockholders and such plan provides a limit on the number of shares that may be issued under the plan to any individual. The Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) of the Internal Revenue Code when the committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into account changing business conditions or the officer’s performance.

Report on Options Exchange

In April 2003, the Compensation Committee recommended, and our board of directors authorized, that we offer to our employees and directors the opportunity to request that we exchange any or all of their eligible outstanding stock options for replacement stock options granted at least six months and one day after the cancellation of their old options, exercisable at a price equal to the fair market value of our common stock on that date. In making this decision, the committee and the board took into account the following considerations:

•	The need to motivate and retain employees. At the time, all outstanding options to purchase our common stock had exercise prices significantly in excess of the trading price of our common stock, which substantially eroded the value of these options as a means to achieve those goals.

•	The fact that the exercise price for the substantial majority of outstanding options was fixed prior to the combination with Parthus based upon a third party’s estimated valuation of the combined company’s worth, which included assumptions which proved unrealistic in the ensuing economic environment.

•	As a consequence, the exercise prices of outstanding options had at no time reflected actual trading values of our common stock.

Under these circumstances, the Compensation Committee and our board of directors concluded that the exchange offer would enhance our ability to retain officers and employees without granting them any unfair benefit in comparison with our stockholders. No members of the Compensation Committee participated in the options exchange. We privately negotiated with the few optionholders located in the United States with respect to the opportunity to participate in the option exchange program. Other than in connection with this exchange, we did not reprice any other options held by our named executive officers in the past 10 years.

The following table provides information on the repricing of options in 2003 held by our named executive officers.

Option Repricing

Name	Date	Number of Securities Underlying Options Repriced or Amended	Market Price of Stock at Time of Repricing or Amendment	Exercise Price at Time of Repricing or Amendment	New Exercise Price	Length of Original Option Term Remaining at Date of Repricing or Amendment

Eliyahu Ayalon Chairman of the Board of Directors(1)	6/18/03	361,674	$7.60	$11.88	$9.82	6/18/03—7/19/07

Issachar Ohana Vice President, World Wide Sales	6/18/03	28,934	$7.60	$11.88	$9.82	6/18/03—10/26/07

Gideon Wertheizer Executive Vice President and General Manager, CEVA DSP Cores	6/18/03	135,628	$7.60	$11.88	$9.82	6/18/03—1/22/08

Elaine Coughlan Chief Financial Officer	6/18/03	114,665	$7.60	$17.64	$9.82	6/18/03—5/22/05

By the Compensation Committee of the board of directors of CEVA, Inc.

Bruce A. Mann

Sven-Christer Nilsson

Louis Silver

Employment Agreements

We entered into employment agreements with each of Issachar Ohana and Gideon Wertheizer as of November 1, 2002. Pursuant to the employment agreements, Mr. Ohana and Mr. Wertheizer are entitled to a salary of $200,000 and $160,000, respectively, as well as a bonus to be determined at the discretion of the Compensation Committee of our board of directors. In addition, Mr. Ohana is entitled to receive a sales commission based on achieving sales targets.

Although each employment agreement is for an indefinite term, the employment of each of these individuals will be terminable at any time by us, other than for cause, upon the determination of our board of directors with not less than 30 days notice or by the individual with notice of not less than 9 months in the case of Mr. Wertheizer and 6 months in the case of Mr. Ohana. If our board of directors determines that an individual has failed to perform his or her reasonably assigned duties and does not remedy such failure following written notice from us, we are required to give notice of not less than 9 months in the case of Mr. Wertheizer and 6 months in the case of Mr. Ohana prior to termination. If either of these individuals resigns for good reason or if we, or an acquiring or succeeding corporation after a change in control of our company, terminate him, other than for cause, then he will be entitled to the compensation, including medical and pension benefits, to which to which he would otherwise have been entitled had he remained employed by us for two years, and his options will vest in full. If the employment of either of these employees is terminated by death, his options will vest in full.

On April 7, 2003 we entered into a separation agreement with Mr. Fielding pursuant to which Mr. Fielding resigned as chief executive officer and director of CEVA and we agreed to pay Mr. Fielding the severance benefits and to accelerate his options as contemplated under his employment agreement.

On June 2, 2003, we entered into a letter agreement of employment with Mr. Silvestri. Mr. Silvestri is entitled to a salary of $300,000 per year as well as a bonus to be determined at the discretion of the Compensation Committee of our board of directors. In the event of termination of the agreement by Mr. Silvestri for good reason or termination by us without cause, in each case following a change in control, 50% of Mr. Silvestri’s unvested options will immediately vest if the termination occurs during the first twelve months of Mr. Silvestri’s employment and 100% of Mr. Silvestri’s unvested options will immediately vest if the termination occurs thereafter. In the event of involuntary termination for any reason not involving cause, we will continue to pay Mr. Silvestri his base salary plus standard benefits for nine months following the termination or until other employment is obtained, conditioned upon Mr. Silvestri’s execution of a waiver and release of claims that is acceptable to us.

We entered into an employment agreement with Mr. Ayalon as set forth under “Director Compensation.”

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee of our board of directors are Messrs. Mann, Nilsson and Silver. No member of this committee is a present or former officer or employee of CEVA or any of its subsidiaries. Mr. Silver is a member of the Compensation Committee of DSP Group, Inc., and Mr. Ayalon, one of our directors, is the chief executive officer and chairman of the board of directors of DSP Group, Inc. Other than as noted with respect to Mr. Ayalon, no executive officer of CEVA served on the board of directors or Compensation Committee of any entity which has one or more executive officers serving as a member of our board or Compensation Committee.

Report of the Audit Committee of the Board of Directors

The Audit Committee of our board of directors is composed of four members; one seat is currently vacant. The Audit Committee acts under a written charter first adopted and approved in October 2002 and amended in February 2004. A copy of this amended charter is attached to this proxy statement as Appendix A. The members of the Audit Committee are independent directors, as defined by its charter and the rules of The NASDAQ Stock Market.

The Audit Committee has reviewed our audited financial statements for 2003 and has discussed these financial statements with our management and our independent auditors.

Our management is responsible for the preparation of our financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Our independent auditors are responsible for conducting an independent audit of our annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has also received from, and discussed with, our independent auditors various communications that our independent auditors are required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61 (“Communication with Audit Committees”) ( “SAS 61”).

SAS 61 requires our independent auditors to discuss with our Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

Our independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”). This Standard requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee has discussed with the independent auditors their independence from us.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for 2003. The Audit Committee has also recommended the selection of Ernst & Young Chartered Accountants and, based on our recommendation, the board of directors has selected Ernst & Young Chartered Accountants as our independent auditors for the fiscal year ending December 31, 2004, subject to stockholder ratification.

By the Audit Committee of the Board of Directors of CEVA, Inc.

Zvi Limon

Sven-Christer Nilsson

Louis Silver

Independent Auditors Fees and Other Matters

The following table summarizes the fees for professional services provided by Ernst & Young,* our independent auditors, billed to us for each of the last two fiscal years:

Fee Category	2003	2002
Audit Fees (1)	$182,280	$504,585	(5)
Audit-Related Fees (2)	$20,000	$—
Tax Fees (3)	$125,720	$—
All Other Fees (4)	$—	$—

Total Fees	$328,000	$504,585

*	Ernst & Young, Chartered Accountants, Dublin, Ireland, billed the above fees for 2003 and Kost, Forer Gabbay & Kassierer, a member of Ernst & Young Global, billed the above fees for 2002.
(1)	Audit fees consist of fees for the annual audit, the reviews of the interim financial statements included in our quarterly reports on Form 10-Q, and statutory audits required internationally.
(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services related to consultations and audits in connection with grant applications, technical accounting issues, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
(3)	Tax fees consisted of fees for tax compliance, tax advice and tax planning services. We retained an independent firm in 2004 as our principal tax planning advisor going forward.
(4)	Ernst & Young, Dublin, Ireland, did not bill us any fees for other services rendered to our Company and its affiliates for the year ended December 31, 2003. Kost, Forer Gabbay & Kassierer, a member of Ernst & Young Global, did not bill us any fees for other services rendered to our Company and its affiliates for the year ended December 31, 2002.
(5)

$442,585 of these fees arose as a result of the combination agreement with Parthus Technologies plc and were paid by DSP Group, Inc. In addition, KPMG Chartered Accountants, the auditor of Parthus, billed an aggregate of $80,000 in fees for 2002. KPMG billed us an aggregate of $38,912 in fees for other services rendered to our company and our affiliates for 2002, primarily for services rendered in connection with corporate income tax planning and compliance matters.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that we expect our independent auditor to provide during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee may delegate to a subcommittee of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Stock Performance Graph

Comparison of Cumulative Total Return among CEVA, Inc.,

The NASDAQ Stock Market (U.S.) and the MG Specialized Semiconductor Group Index

The stock performance graph above compares the percentage change in cumulative stockholder return on the common stock of our company for the period from November 1, 2002, the first day of trading of our common stock, through December 31, 2003, with the cumulative total return on The NASDAQ Stock Market (U.S.) and the MG Specialized Semiconductor Group Index.

This graph assumes the investment of $100.00 in our common stock (at the closing price of our common stock on November 1, 2002), The NASDAQ Stock Market (U.S.) and the MG Specialized Semiconductor Group Index on November 1, 2002, and assumes dividends, if any, are reinvested.

	November 1, 2002	December 31, 2002	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003
CEVA, Inc.	$100.00	$112.14	$59.20	$155.22	$163.00	$197.53
The NASDAQ Stock Market (U.S.)	$100.00	$100.45	$106.05	$131.19	$146.46	$178.74
MG Group Index	$100.00	$100.45	$100.98	$122.29	$135.10	$151.33

PROPOSAL 2—AMENDMENT OF 2002 STOCK INCENTIVE PLAN

In February 2004, our board of directors approved, subject to stockholder approval, an amendment to our 2002 stock incentive plan increasing the number of shares of common stock reserved for issuance under the plan from 1,800,000 to 3,300,000 and adding a per participant limit per year of up to the number of shares remaining available from time to time for grant under the plan. As of March 25, 2004, 4,045 shares of common stock remained available for grant under our 2002 plan.

The purpose of the 2002 plan is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to us by providing those persons with equity ownership opportunities and performance-based incentives—thereby better aligning the interests of those persons with those of our stockholders. Our board of directors believes that the amendment is necessary to assure that CEVA will have a sufficient reserve of common stock available for grant under the plan and to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “code”).

In 2003, we re-aligned our business in order to sharpen our strategic focus. In connection with this re-alignment, we reduced our headcount in certain business areas and established a U.S.-based management team. Because options held by former executives in some cases have remained exercisable following their termination, a large percentage of the options currently outstanding are held by persons who are not currently providing services to the company. The shares underlying options that are held by our current employees and directors (including grants under our legacy plans that predate our combination with Parthus Technologies) represent approximately 23% of our issued and outstanding capital stock. Shares subject to options granted under our legacy plans that may be forfeited from time to time are not generally available for regrant. We believe that comparable companies in the semiconductor industry have incentive stock option programs that provide for a significantly larger percentage of their capital stock to be made available for purchase by employees, directors and consultants pursuant to stock options. We believe that we may be at a serious competitive disadvantage as we seek to attract, retain and motivate the most talented individuals unless we increase the number of shares available under our 2002 plan.

In addition to increasing the number of shares available under the 2002 plan, we seek to satisfy the requirements of Section 162(m) of the code. This section of the code generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer or its four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, is not subject to the deduction limitation if certain requirements are met. In particular, income recognized upon the exercise of a stock option is not subject to the deduction limitation, if, among other things, the option was issued under a plan approved by the stockholders and such plan provides a limit on the number of shares that may be issued under the plan to any participant. The 2002 plan currently does not have a per participant limit and is currently exempt from 162(m) under a transition rule relating to our spin off from DSP Group. The transition rule will not be available after this annual meeting.

Therefore, in order for awards granted under the 2002 plan to comply with Section 162(m), the 2002 plan must also be amended to include a per-participant limit that is approved by the stockholders. The stockholders are being asked to approve the increase in the number of shares and the per-participant limit in this proposal for purposes of Section 162(m). Even if the stockholders do vote to amend the 2002 plan to include the per-participant limit, however, awards granted thereunder will only be treated as qualified performance-based compensation under Section 162(m) if the grant of such awards complies with all other requirements of Section 162(m). There can be no assurance that compensation attributable to awards granted under the 2002 plan will be treated as qualified performance-based compensation under Section 162(m).

Our board of directors believes that the amendment to our 2002 stock incentive plan increasing from 1,800,000 to 3,300,000 the number of shares of our common stock available for grant under the plan and adding a per participant limit per year of up to the number of shares remaining available from time to time for grant under the plan is in the best interests of both CEVA’s stockholders and CEVA and recommends a vote “FOR” the amendment.

Description of the Plan

The following is a summary of the plan. The following summary is qualified in its entirety by reference to the full text of the 2002 stock incentive plan, a copy of which has been filed as an exhibit to CEVA’s registration statement on Form S-1, as amended, initially filed with the Securities and Exchange Commission or SEC on July 30, 2002 (registration number 333-97353), and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the plan may be obtained from our Secretary.

Types of Awards

The 2002 plan provides for the grant of incentive stock options intended to qualify under Section 422 of the code, non-statutory stock options and restricted stock awards, referred to as awards.

Incentive Stock Options and Non-statutory Stock Options

Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the common stock on the date of the grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the code may not be granted at an exercise price less than 100% of the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of CEVA). The 2002 plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to CEVA of shares of common stock, (iii) delivery to CEVA of a promissory note, (iv) any other lawful means as our Board may determine, or (v) any combination of these forms of payment.

Restricted Stock Awards

Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of CEVA and its subsidiaries are eligible to be granted awards under the 2002 plan. Under present law, however, incentive stock options may only be granted to employees of CEVA and its subsidiaries.

Plan Benefits

As of February 29, 2004, approximately 208 persons were eligible to receive awards under the 2002 plan, including our 8 executive officers and 8 non-employee directors. The granting of awards under the 2002 plan is discretionary and CEVA cannot now determine the number or type of awards to be granted in the future to any particular person or group.

On March 25, 2004, the last reported sale price of our common stock on the NASDAQ National Market was $9.35.

Administration

The 2002 plan is administered by the board of directors. The board of directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2002 plan and to interpret the provisions of the 2002 plan. The board of directors may delegate authority under the 2002 plan to one or more committees or subcommittees of the board of directors. The board of directors has authorized the Compensation Committee to administer certain aspects of the 2002 plan, including the granting of options to executive officers, and has authorized a committee of the board of directors, consisting of Mr. Silvestri, acting in consultation with our chief financial officer and vice president of human resources, to grant options, subject to limitations set by the Compensation Committee.

Subject to any applicable limitations contained in the 2002 plan, the board of directors, the Compensation Committee, or any other committee to whom the board of directors delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of common stock subject to any restricted stock and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

The board of directors is required to make appropriate adjustments in connection with the 2002 plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2002 plan also contains provisions addressing the consequences of any reorganization event, which is defined as (i) any merger or consolidation of CEVA with or into another entity as a result of which all of the common stock of CEVA is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the common stock of CEVA for cash, securities or other property pursuant to a share exchange transaction. Upon the occurrence of a reorganization event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the board of directors must either accelerate the options to make them fully exercisable prior to consummation of the reorganization event or provide for a cash out of the value of any outstanding options. Upon the occurrence of a reorganization event, the repurchase and other rights of CEVA under each outstanding restricted stock award will inure to the benefit of the acquiring or succeeding corporation.

If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such award will again be available for grant under the 2002 plan, subject, however, in the case of incentive stock options, to any limitations under the code.

Amendment or Termination

No award may be made under the 2002 plan after July 23, 2012 but awards previously granted may extend beyond that date. The board of directors may at any time amend, suspend or terminate the 2002 plan, except that no award designated as subject to Section 162(m) of the code by the board of directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such award) unless and until such amendment shall have been approved by our stockholders.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2002 plan and with respect to the sale of common stock acquired under the 2002 plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of common stock acquired through the exercise of the option, referred to as ISO stock. The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

Generally, the tax consequences of selling ISO stock will vary depending on the date on which it is sold. If the participant sells ISO stock more than two years from the date the option was granted, referred to as the grant date, and more than one year from the date the option was exercised, referred to as the exercise date, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO stock over the exercise price.

If the participant sells ISO stock prior to satisfying the above waiting periods, referred to as a disqualifying disposition, then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO stock for more than one year prior to the date of sale.

If a participant sells ISO stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO stock. This capital loss will be a long-term capital loss if the participant has held the ISO stock for more than one year prior to the date of sale.

Non-statutory Stock Options

As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option, referred to as NSO stock, on the exercise date over the exercise price.

With respect to any NSO stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO stock and the participant’s tax basis in the NSO stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO stock for more than one year prior to the date of the sale.

Restricted Stock Awards

A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes a valid election under Section 83(b) of the Code, referred to as a Section 83(b) election. If the participant makes a valid Section 83(b) election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the common stock at the time the award is granted and the purchase price paid for the common stock. If a valid Section 83(b) election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the common stock at the time of such lapse and the original purchase price paid for the common stock. The participant will have a tax basis in the common stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

Upon the disposition of the common stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the common stock and the participant’s tax basis in the common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

Tax Consequences to CEVA

The grant of an award under the 2002 plan generally will have no tax consequences to us. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any common stock acquired under the 2002 plan will have any tax consequences to us. CEVA or its parent or subsidiary, as the case may be, generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2002 plan, including in connection with a restricted stock award or as a result of the exercise of a non-statutory stock option or a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the code.

PROPOSAL 3—RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

Our board of directors has selected Ernst & Young Chartered Accountants as our auditors for the current fiscal year, subject to ratification by our stockholders at the annual meeting. If our stockholders do not ratify the selection of Ernst & Young Chartered Accountants our board of directors will reconsider the matter. We expect a representative of Ernst & Young Chartered Accountants to be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

NOTICE OF AMENDMENT AND RESTATEMENT OF BYLAWS

On February 5, 2004, our board of directors amended our by-laws to fix the size of our board of directors to be no less than nine and no more than eleven, and, further, to fix the number of directors at nine. The amendment to our by-laws became effective upon its adoption by our board of directors and is not being presented for approval by our stockholders at the annual meeting.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING AND

NOMINATIONS OF PERSONS FOR ELECTION TO THE BOARD OF DIRECTORS

Any proposal that a stockholder wishes to be considered for inclusion in our proxy statement for the 2005 annual meeting of stockholders must be submitted to our principal executive offices at 2033 Gateway Place, Suite 150, San Jose, California 95110, Attention: Corporate Secretary, no later than December 1, 2004.

Our bylaws require stockholders to give advance notice of any matter stockholders wish to present at an annual meeting of stockholders, including nomination of directors. For our 2005 annual meeting, the bylaws require notice to be received at our principal executive offices no earlier than January 16, 2005 and no later than February 15, 2005.

HOUSEHOLDING OF PROXY STATEMENT

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a copy of either document to you if you call or write us at the following address or phone number: CEVA, Inc., 2033 Gateway Place, Suite 150, San Jose, California 95110, Attention: Corporate Secretary, (408) 514-2900, ir@ceva-dsp.com. If you would like to receive separate copies of the annual report and proxy statement in the future, or if you have received multiple copies and in the future would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors knows of no other business that will be presented for consideration at the annual meeting other than those described above. However, if any other business should come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, email, facsimile and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

We urge you to attend the annual meeting in person. However, in order to make sure that you are represented at the annual meeting, we also urge you to complete, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. A stockholder who attends the meeting may vote his, her or its stock personally even though the stockholder has sent in a proxy card, so long as such stockholder is the record holder or such stockholder has obtained a letter from such stockholder’s broker.

By order of the Board of Directors

/s/ Chester J. Silvestri
Chester J. Silvestri President, Chief Executive Officer and Chairman of the Board of Directors

March 26, 2004

San Jose, California

Annex A

CHARTER OF THE AUDIT COMMITTEE

CEVA, INC.

AUTHORITY AND PURPOSE

The Audit Committee of CEVA, Inc. (the “Corporation”) is appointed by the Corporation’s Board of Directors (the “Board”) to oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. The Audit Committee (the “Committee”) shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation’s Bylaws and applicable laws, rules and regulations.

STATEMENT OF POLICY

The Committee shall oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. In so doing, the Committee shall endeavor to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. In addition, the Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers (the “NASD”) applicable to NASDAQ listed issuers. The Committee shall discharge its responsibilities and shall access the information provided by the Corporation’s management and the independent auditors, in accordance with its business judgment. In exercising its business judgment, the Committee shall be entitled to rely on the information and advice provided by the Corporation’s management and/or its independent auditors.

COMMITTEE STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of three or more directors, as determined by the Board. The Committee members shall be designated by the Board, in compliance with the Bylaws of the Corporation, and shall serve at the discretion of the Board. The Audit Committee shall initially be made up of four directors.

Except as otherwise permitted by the applicable NASDAQ rules, each member of the Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A 3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A 3(c)), and not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years.

In order to be considered to be independent for purposes of this paragraph, a member of the Committee of the Corporation may not, other than in his capacity as a member of the Committee, the Board, or any other Board committee: (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or (ii) be an affiliated person of the issuer or any subsidiary thereof.

Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Corporation’s annual report filed with the SEC), at least one member of the Committee shall be an “audit committee financial expert,” as defined by Section 407 of the Sarbanes-Oxley Act of 2002, having an understanding of generally accepted accounting principles and financial statements, experience in the preparation or auditing of financial statements of companies generally comparable to the Corporation, experience in the application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves, experience with internal accounting controls and an understanding of audit committee functions.

Each member of the Committee shall be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement, in accordance with the rules of the NASD applicable to Nasdaq listed issuers. At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual’s possessing the requisite financial sophistication, such as a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Unless a Chairman of the Committee is elected by the Board, the Committee shall elect a Chairman by majority vote.

The compensation of Committee members shall be as determined by the Board. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or a committee of the Board.

Members of the Committee shall be appointed by the Board, upon the recommendation of the Nominations Committee. The Board may remove members of the Committee from such committee, with or without cause.

POWERS

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete, accurate or in accordance with generally accepted accounting principles or applicable law. Those tasks are the responsibility of management and the independent auditor. The Board and the Committee are in place to represent the Corporation’s stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and the Committee. The Committee shall have such other duties as may be delegated from time to time by the Board.

RESPONSIBILITIES

The Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Corporation’s stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In meeting its responsibilities, the Committee is expected to:

1.	Review and reassess the adequacy of this Charter annually.

2.	With respect to the Corporation’s independent auditors:

a.

The Committee is responsible for the appointment, compensation and oversight of the work of the Corporation’s independent auditors. The Committee shall pre-approve all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Corporation, other than as may be allowed by applicable law. The Committee may

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delegate to one or more designated Committee members the authority to grant pre-approvals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings. The independent auditors shall be ultimately accountable to the Board and to the Committee as representatives of the Corporation’s stockholders, which together shall have the ultimate authority and responsibility to nominate the independent auditors to be proposed for stockholder approval and to select, evaluate, retain and (when appropriate) replace the independent auditors.

b.	Review the independence of the independent auditors, including a review of management consulting services, and related fees, provided by the independent auditors. The Committee shall require the independent auditors at least annually to provide a formal written statement delineating all relationships between the independent auditors and the Corporation, including the disclosures required by Independence Standards Board Standard No. 1 consistent, with the rules of the NASD applicable to Nasdaq listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

3.	Review and concur with management on the scope and responsibilities of an internal audit department and on the appointment, replacement, reassignment or dismissal of an internal audit department manager or director.

4.	The Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Committee is empowered, without further action by the Board, to cause the Corporation to pay the compensation of the independent auditor established by the Committee.

5.	The Committee shall preapprove all audit services to be provided to the Corporation, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Corporation by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

6.	The independent auditor shall report directly to the Committee, and the Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Corporation management and the independent auditor regarding financial reporting.

7.	Review and discuss with management and independent auditor, before release, the audited financial statements, including the matters about which statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards AU §380) requires discussion and the Management’s Discussion and Analysis proposed to be included in the Corporation’s Annual Report in Form 10 K. Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation’s Annual Report on Form 10 K.

8.	In connection with its review of the Corporation’s interim and audited financial statements, if no report is made by the independent auditors and management, the Committee shall inquire of the Corporation’s management and the independent auditors as to whether there were any significant financial reporting issues and judgments made in connection with the preparation of such financial statements, as well as the potential impact on the Corporation’s financial statements of any proposed changes in accounting and financial reporting rules.

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9.	In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual examinations and such other times as the Committee may deem appropriate:

a.	The Corporation’s annual financial statements and related notes.

b.	The independent auditors’ audit of the financial statements and their report thereon.

c.	The independent auditors’ reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management, including the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (or any amended or successor standard).

d.	Any deficiency in, or suggested improvement to, the procedures or practices employed by the Corporation as reported by the independent auditors in their annual management letter.

e.	Alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Corporation management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

f.	Other material written communications between the independent auditor and Corporation management.

10.	The Committee shall at least annually inform the independent auditors, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Committee or its Chairman about any significant issue or disagreement concerning the Corporation’s accounting practices or financial statements that is not resolved to their satisfaction.

11.	Periodically, and to the extent appropriate under the circumstances, it may be advisable for the Committee, with the assistance of the independent auditors, the internal audit department, if any, and/or management, to consider and review the following:

a.	Any significant changes required in the independent auditors’ audit plan.

b.	Any difficulties or disputes with management encountered during the course of the audit.

c.	The adequacy of the Corporation’s system of internal financial controls.

d.	The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Corporation’s financial statements.

e.	Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

f.	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

12.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

13.	Obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

14.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

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15.	Prepare a report in the Corporation’s proxy statement in accordance with SEC requirements.

16.	To the extent appropriate or necessary, it is advisable that Committee review the rationale for employing audit firms other than the principal independent auditors; and, where an additional audit firm has been employed, review the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

17.	To the extent that it is practical, it is recommended that one or more members of the Committee periodically review, before release, the unaudited operating results in the Corporation’s quarterly earnings release and/or discuss the contents the quarterly earnings release with management.

18.	The Committee shall direct the independent auditors to use their best efforts to perform all reviews of interim financial information prior to disclosure by the Corporation of such information, and to discuss promptly with the Committee and the Chief Financial Officer any matters identified in connection with the auditors’ review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61 (or any amended or successor statement).

19.	The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee may act by unanimous written consent in lieu of a meeting. To the extent that it is practical, it is recommended that one or members of the Committee meet periodically with or interview, in separate sessions, the chief financial officer, the senior internal auditing executive and the independent audit firm engagement partner. The Committee shall keep such records of its meetings as it shall deem appropriate.

20.	The Committee shall coordinate the Board’s oversight of the Corporation’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

21.	The Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Committee.

22.	The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Committee at its next scheduled meeting.

23.	The Committee shall report regularly to the Board.

24.	At least annually, the Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

25.	The Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Corporation. The Committee is empowered, without further action by the Board, to cause the Corporation to pay the compensation of such advisors as established by the Committee.

26.	The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee.

27.	The Committee is empowered, without further action by the Board, to cause the Corporation to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Appendix A

CEVA, INC.

2002 STOCK INCENTIVE PLAN

(Amended March 15, 2004

Subject to Stockholder Approval)

1.	Purpose

The purpose of this 2002 Stock Incentive Plan (the “Plan”) of CEVA, Inc. a Delaware corporation (“CEVA” or the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant”.

3.	Administration and Delegation

(a)    Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)    Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the executive officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or executive officers.

(c)    Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such executive officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the executive officers may grant; provided further, however, that no executive officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.	Stock Available for Awards

(a)    Number of Shares. Subject to adjustment under Section 7, Awards may be made under the Plan for up to 3,300,000 shares (all share numbers in this Plan reflect the adjustments from actions taken in connection with the spin-off of Ceva from DSP Group, Inc.) of common stock, $.001 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)    Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan per calendar year shall be the number of shares of Common Stock remaining available from time to time for grant under the Plan. The per Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

5.	Stock Options

(a)    General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b)    Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of CEVA or its parent or subsidiary corporations and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c)    Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

(d)    Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e)    Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f)    Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)    in cash or by check, payable to the order of the Company;

(2)    except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

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(3)    when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

(4)    to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5)    by any combination of the above permitted forms of payment.

(g)    Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.	Restricted Stock.

(a)    Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b)    Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c)    Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

7.	Adjustments for Changes in Common Stock and Certain Other Events

(a)    Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iii) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

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(b)    Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

(c)     Reorganization Events

(1)    Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

(2)    Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

(3)    Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

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8.	General Provisions Applicable to Awards

(a)    Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)    Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)    Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)    Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

(e)    Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)    Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g)    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)    Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

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9.	Miscellaneous

(a)    No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)    No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c)    Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d)    Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

(e)    Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)    Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

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Appendix B

PROXY

CEVA, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 5, 2004

This Proxy is solicited on behalf of the Board of Directors of CEVA, Inc. (the “Company”)

The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoint(s) Chester J. Silvestri and Christine Russell (with full power of substitution), as proxies of the undersigned, to attend the annual meeting of stockholders of the Company to be held on Wednesday, May 5, 2004, and any adjourned or postponed session thereof, and there to vote and act as indicated upon the matters on the reverse side in respect of all shares of common stock which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the annual meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicate(s) thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF

CEVA, INC.

May 5, 2004

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER                               ACCOUNT NUMBER

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.

–or–

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:   ☒.

1.	To elect the following people as directors:

NOMINEES

Eliyahu Ayalon: ☐      Brian Long: ☐     Zvi Limon: ☐     Bruce A. Mann: ☐     Peter McManamon: ☐

Sven-Christer Nilsson: ☐         Louis Silver: ☐        Chester J. Silvestri: ☐        Dan Tocatly: ☐

☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authority as shown here:    ☒

2.	To amend our 2002 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under that plan from 1,800,000 to 3,300,000 and to add a per participant limit per year of up to the number of shares remaining available from time to time for grant under the plan.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

3.	To ratify the selection of Ernst & Young Chartered Accountants as the Company’s independent auditors for the current fiscal year.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

The shares of common stock of CEVA, Inc. represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any proposal specified herein, this proxy will be voted FOR the proposal.

Please vote, date, sign and return promptly in the enclosed postage pre-paid envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Signature of Stockholder sign                                                                                                  Date: ______________________

Signature of Stockholder sign                                                                                                  Date: ______________________

Note: Please sign exactly as the name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.